Exhibit 10.2
KRONOS BIO, INC.
2017 EQUITY INCENTIVE PLAN
SECTION 1.
DEFINITIONS
As used herein, the following terms shall have the meanings indicated below:
(a)"Administrator" shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.
(b)"Affiliate(s)" shall mean a Parent or Subsidiary of the Company.
(c)"Award" shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.
(d)"Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(e)"Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f)"Cause" will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant's commission of any crime involving fraud, dishonesty or moral turpitude; (ii) the Participant's attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) the Participant's intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (iv) the Participant's conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute "Cause" only if such action or conduct continues after the Company has provided the Participant with written notice thereof and thirty (30) days to cure the same.
(g)"Change of Control" shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events. For purposes of this definition, a person, entity or group shall be deemed to "Own," to have "Owned," to be the"Owner" of, or to have acquired "Ownership" of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(i)Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the "Subject Person") exceeds fifty percent (50%) of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person to more than fifty percent (50%), then a Change in Control shall be deemed to occur;
(ii)There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section l(d)(iii), "gross value" means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office or stockholders of the Company at the beginning of such twelve-month period, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Internal Revenue Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.
(h)"Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non- employee director." Solely for purposes of this Section 1(e), "non-employee director" shall have the same meaning as set forth in Rule 16b-3 under the Exchange Act, or any successor provision, as then in effect. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an "outside director" within the meaning of Code Section 162(m) and the regulations issued thereunder.
(i)The "Company" shall mean Kronos Bio, Inc., a Delaware corporation.
(j)"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, consultant or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Administrator or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Administrator or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of "separation from service" as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(k)"Disability" means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and409A(a)(2)(c)(i) of the Code, and will be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.
(l)"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
(m)"Fair Market Value" as of any date shall mean the value of the Common Stock determined as follows:
(i)if such stock is listed on any established stock exchange or traded on any established market, unless otherwise determined by the Board, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by Bloomberg or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock;
(ii)if such stock is quoted by the OTC Bulletin Board, unless otherwise determined by the Board, the price of such stock at the close of the regular trading session of the OTC Bulletin Board on such date, as reported by Bloomberg or a comparable reporting service, or if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; provided, however, that if there are not reported sales on the OTC Bulletin Board, then the price of such stock shall be the average of the closing "bid" and "asked" prices quoted on the OTC Bulletin Board on such date;
(iii)if such stock is not listed on an established exchange or market and is not quoted on the OTC Bulletin Board, unless otherwise determined by the Board, the price of such stock the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or
(iv)if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(n)"Incentive Stock Option" means an Option granted pursuant to Section 9of the Plan that is intended to be, and that qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code and the rules and regulations promulgated thereunder.
(o)The "Internal Revenue Code" or "Code" is the Internal Revenue Code of 1986, as amended from time to time, including any applicable regulations and guidance thereunder.
(p)"IPO Date" means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
(q)"Nonqualified Stock Option" means an Option granted pursuant to Section 10 of the Plan that does not, at the time of grant or thereafter, qualify as an Incentive Stock Option.
(r)"Option" means an Incentive Stock Option or Nonqualified Stock Option to purchase shares of Common Stock pursuant to the Plan.
(s)"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(t)"Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.
(u)"Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(v)"Performance Award" shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.
(w)"Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. For any Awards that are intended to qualify as "performance-based compensation" under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of the following criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder's equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals;

(21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) employee retention; (30) stockholders' equity; (31) capital expenditures; (32) debt levels; (33) operating profit or net operating profit; (34) workforce diversity; (35) growth of net income or operating income; (36) billings; (37) bookings; (38) initiation of phases of clinical trials and/or studies by specified dates; (39) patient enrollment rates; (40) budget management; (41) regulatory body approval with respect to products, studies and/or trials; and (42) commercial launch of products
(x)"Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(y)"Performance Share" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.
(z)"Performance Unit" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.
(a)The "Plan" means the Kronos Bio, Inc. 2017 Equity Incentive Plan (previously called the 2009 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.
(aa)"Restricted Stock Award" or "Restricted Stock Unit Award" shall mean any grant of restricted shares of Stock of the Company or the grant of any restricted stock units pursuant to Section 11 hereof.
(bb)"Securities Act" means the Securities Act of 1933, as amended.
(cc)"Stock," "Option Stock" or "Common Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 14). hereof.
(dd)"Stock Appreciation Right" or "SAR" shall mean a grant pursuant to Section 13
(ee)A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company's outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE
The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.
It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan; through the granting of Nonqualified Stock Options pursuant to Section 10 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to Section 11 of this Plan; through the granting of Performance Awards pursuant to Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan.
SECTION 3.
EFFECTIVE DATE OF PLAN
Adoption of this Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Awards may be granted prior to the date this Plan is approved by the stockholders of the Company; provided, however, that any Incentive Stock Options granted after adoption of the Plan by the Board of Directors shall be treated as Nonqualified Stock Options if stockholder approval is not obtained within such twelve-month period.
SECTION 4.
ADMINISTRATION
(a)Administration by the Board. The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the "Administrator").
(b)Powers of the Administrator. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to the authority:

(i)To determine whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price; and the performance criteria, if any, and any other terms and conditions of each Award.
(ii)To correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).
(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant's rights under his or her then-outstanding Award without his or her written consent.
(vi)To amend the terms of any one or more outstanding Awards. Except with respect to amendments that disqualify or impair the status of an Incentive Stock Option or as otherwise provided in the Plan or an Award Agreement, no amendment of an outstanding Award will materially impair that Participant's rights under his or her outstanding Award without his or her written consent. To be clear, unless prohibited by applicable law, the Board may amend the terms of an Award without the affected Participant's consent if necessary (A) to maintain the qualified status of the Award as an Incentive Stock Option, (B) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (C) to comply with other applicable laws.
(vii)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by employees, directors or consultants who are foreign nationals or employed outside the United States.
(viii)To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Award; (B) the cancellation of any outstanding Award and the grant in substitution therefor of a new Award of the same or different type, a cash award and/or an award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c)Delegation to an Officer. The Board or the Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate employees, consultants and advisors who are not Officers to be recipients of Awards the terms of such Awards (to the extent permitted by applicable law), and (ii) determine the number of shares of

Common Stock to be subject to such Awards granted to such recipients; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a director) to determine the Fair Market Value of the Common Stock.
(d)Effect of Board's Decision. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.
(e)Disclaimer of Liability. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.
SECTION 5.
PARTICIPANTS
(a)Eligibility. The Administrator shall from time to time, at its discretion and without approval of the stockholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator shall, from time to time, at its discretion and without approval of the stockholders, designate those employees of the Company or any Affiliate to whom Awards, including Incentive Stock Options shall be granted under this Plan. The Administrator may grant additional Awards, including Incentive Stock Options, under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.
(b)Section 162(m) Limitations. Notwithstanding anything in the Plan to the contrary, for any Awards granted under the Plan that are intended to qualify as "performance- based compensation" under Code Section 162(m), the following limits will apply:
(i)In no event shall a Participant be granted Options or Stock Appreciation Rights during any fiscal year of the Company covering in the aggregate more than One Million (1,000,000) shares of Stock, subject to adjustment as provided in Section 15; provided, however, that a share of Stock subject to a Stock Appreciation Right that is granted in tandem with an Option shall count as one share against this limitation.
(ii)In no event shall a Participant be granted Restricted Stock Awards or, to the extent payable in or measured by the value of shares of Stock, Restricted Stock Unit Awards during any fiscal year of the Company covering in the aggregate more than One Million (1,000,000) shares of Stock, subject to adjustment as provided in Section 15.
(iii)To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any fiscal year of the Company covering in the aggregate more than One Million (1,000,000) shares of Stock, subject to adjustment as provided in Section 15.
SECTION 6.
STOCK SUBJECT TO THE PLAN
(a)Source of Stock. The Stock to be issued under this Plan shall consist of authorized but unissued shares of Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)Share Reserve.
(i)Subject to Section 14 of the Plan regarding capitalization adjustments, the maximum aggregate number of shares of Stock reserved and available for Awards under the Plan is [ ] (the "Share Reserve").
(ii)All shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through Incentive Stock Options.
(iii)For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan, but not a limit on the number of Stock Awards that can be granted, since a single share may be subject to grant more than once if a share is forfeited or otherwise reverts to the Share Reserve as provided in Section 6(c) below.
(iv)Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(c)Reversion of Shares to the Share Reserve. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant , (iv) shares of Stock used to pay the exercise price under any Award, (v) shares of Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Stock covered by an Award to the extent the Award is settled in cash.
SECTION 7.
DURATION OF PLAN
Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.
SECTION 8.
PAYMENT
(a)Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. The permitted methods of payment are as follows:
(i)in cash, with a personal check or certified check, or bank draft or money order payable to the Company,
(ii)by the transfer from the Participant to the Company of previously owned shares of Common Stock,
(iii)through the withholding of shares of Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement),
(iv)through broker-assisted cashless exercise, or
(v)in any other form of legal consideration that may be acceptable to the Administrator and specified in the applicable Award Agreement.
(b)Additional Rules for Payment with Stock. Any stock tendered as part of such payment shall be valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. In the event the Optionee elects to pay the exercise price in whole or in part with previously owned shares of Common Stock or through a net share settlement, the Fair Market Value of the shares of Stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time, if any, as may be required by generally accepted accounting principles. With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3 under the Exchange Act, or any successor provision, if applicable.
SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
Each Incentive Stock Option granted pursuant to this Section 9 shall be evidenced by a written Award Agreement (the "Incentive Stock Option Agreement"). The Incentive Stock Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Incentive Stock Option Agreement shall comply with and be subject to the following terms and conditions:
(a)Number of Shares and Option Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company's Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.
(b)Term and Exercisability of Incentive Stock Option. The term during which any Incentive Stock Option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.
The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an Incentive Stock Option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Incentive Stock Option Agreement. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.
(c)Other Provisions. The Incentive Stock Option Agreement authorized under this Section 9 shall be deemed to incorporate the provisions of Section 14 and shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.
SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
Each Nonqualified Stock Option granted pursuant to this Section 10 shall be evidenced by a written Award Agreement (a "Nonqualified Stock Option Agreement"). The Nonqualified Stock Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Nonqualified Stock Option Agreement shall comply with and be subject to the following terms and conditions:
(a)Number of Shares and Option Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.
(b)Term and Exercisability of Nonqualified Stock Option. The term during which any Nonqualified Stock Option granted under the Plan may be exercised shall be established in each case by the Administrator. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a Nonqualified Stock Option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Nonqualified Stock Option Agreement. The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.
(c)Transferability. A Nonqualified Stock Option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) under the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.
(d)Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 10 shall be deemed to incorporate the provisions of Section 14 and shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written Award Agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:
(a)Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.
(b)Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.
(c)Issuance of Shares; Rights as Stockholder.
(i)With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall retain custody of such certificate until such time as the risks of forfeiture on such shares have lapsed. The Company may also place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Except as otherwise provided herein, the Participant shall have all the rights of a stockholder with respect to the shares of Stock subject to the Restricted Stock Award during the period in which the shares are subject to risks of forfeiture, including without limitation, the right to vote such shares and receive all dividends attributable to such shares. As the risks of forfeiture on the shares of Stock subject to the Restricted Stock Award lapse, the Company shall promptly deliver, upon the Participant's request, stock certificates that shall be free from any legend describing risks of forfeiture.
(ii)With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the Restricted Stock Units. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a stockholder with respect to such shares.
(d)Dividends and Dividend Equivalents. A Restricted Stock Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Administrator and contained in the Restricted Stock Unit Agreement. At the sole discretion of the Administrator, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Administrator. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(e)Termination of Participant's Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be subject to a repurchase right or forfeiture condition upon the Participant's termination of Continuous Service.
(f)Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall be deemed to incorporate the provisions of Section 14 and shall contain such other provisions as the Administrator shall deem advisable.
SECTION 12.
PERFORMANCE AWARDS
Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written Award Agreement (the "Performance Award Agreement"). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:
(a)Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.
(b)Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

(i)the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit (if such award may be settled in cash);
(ii)one or more Performance Objectives established by the Administrator;
(iii)the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;
(iv)the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and
(v)the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.
(c)Determination of Performance Objective. For a given Performance Period, the one or more Performance Objective(s) may be expressed on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Objective(s) at the time such objectives are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Objectives for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any Capitalization Adjustment, Change of Control or other similar corporate change; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Objective(s) and to define the manner of calculating the Performance Objective(s) it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to a Performance Award intended to qualify as "performance-based compensation" thereunder, the Committee will establish the Performance Objective(s) applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Objectives remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Objective(s) and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Objective(s) may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.
(e)Other Provisions. The Performance Award Agreement authorized under this Section 12 shall be deemed to incorporate the provisions of Section 14 and shall contain such other provisions as the Administrator shall deem advisable.
SECTION 13.
STOCK APPRECIATION RIGHTS
Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the "Stock Appreciation Right Agreement"). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:
(a)Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right.
(b)Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The

Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant.
(c)Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall be deemed to incorporate the provisions of Section 14 and shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 under the Exchange Act as then in effect.
SECTION 14.
OTHER TERMS OF AWARDS
(a)No Rights as Stockholder. A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by an Option, Stock Appreciation Right or Restricted Stock Unit Award until the date of exercise or settlement with respect to such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date of exercise or settlement of such Award (except as otherwise provided in the Award Agreement or Section 15 of the Plan).
(b)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant pursuant to the terms of such consultant's agreement with the Company or an Affiliate, or (iii) the service of a director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(c)Transferability. The Administrator may, in its sole discretion, impose such limitations on the transferability of Awards as the Administrator will determine. In the absence of such a determination by the Administrator to the contrary, the following restrictions on the transferability of Awards will apply:
(i)Restrictions on Transfer. No Incentive Stock Option or Stock Appreciation Right will be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. No Restricted Stock Award or Restricted Stock Unit Award will be transferrable prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. The Administrator may permit transfer of Nonqualified Stock Options in a manner that is not prohibited by applicable tax and securities laws and as provided by Section 10(c).

(ii)Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order or official marital settlement agreement. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(d)Termination for Cause. Except as explicitly provided otherwise in a Participant's Award Agreement, if a Participant's Continuous Service is terminated for Cause, an Option or Stock Appreciation Right will terminate upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or Stock Appreciation Right from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service).
(e)Automatic Extension of Termination Date of Option or SAR. If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i)the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(f)Change in Time Commitment. In the event a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from full-time to part-time) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.
(g)Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Award. In the event the Participant is required under the terms of the Award to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise or settlement of the Award, or shares on which the risk of forfeiture has lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3 under the Exchange Act, or any successor provision, as then in effect, if applicable.
(h)Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant's "separation from service" or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.
(i)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
(j)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause.
SECTION 15.
RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board may, in its sole discretion, adjust the class thereof number of shares of Stock reserved under Section 6 hereof, the class, number of shares and, if applicable, the price per share of Stock covered by each outstanding Award, and the class and maximum number of shares that may be awarded to any person pursuant to limits on Awards contained in Section 5(b) to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.
(b)Change of Control. Unless otherwise provided in the agreement evidencing an Award, in the event of a Change of Control, the Board may provide for one or more of the following:
(i)the acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;
(ii)the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock

Appreciation Right prior to the effective date of such Change of Control), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;
(iii)that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such Change of Control, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 15(c);
(iv)that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such Change of Control, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 15(d);
(v)the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such Change of Control and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control;
(vi)the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such Change of Control and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control; and
(vii)the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such Change of Control.
The Board need not take the same action with respect to all Awards or with respect to all Participants. The Board may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation.
(c)Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards

(other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(d)No Limit on Corporate Transactions. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 16.
INVESTMENT PURPOSE
No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act or any other applicable securities laws.
As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:
(a)In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).
(b)In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.
(c)In the event of a Change of Control, Participant will comply with Rule 145 under the Securities Act and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.
The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.
SECTION 17.
AMENDMENT OF THE PLAN
The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 15 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan, in each case, without the approval of the stockholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation or the applicable rules and regulations of any stock exchange on which the Common Stock is then listed. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Section 422 of the Internal Revenue Code.
SECTION 18.
MISCELLANEOUS
(a)Choice of Law. The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.
(b)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)Electronic Delivery. Any reference herein to a "written" agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company's intranet.

(d)Securities Law Compliance. The Company will use commercially reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under applicable securities laws the Plan, any Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(e)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

FIRST AMENDMENT
OF THE KRONOS BIO, INC.
2017 EQUITY INCENTIVE PLAN
THIS FIRST AMENDMENT of the Kronos Bio, Inc. 2017 Equity Incentive Plan is dated as of May 1, 2018.
WHEREAS, the Board of Directors of Kronos Bio, Inc. (the "Company") has adopted and the stockholders of the Company have approved the Kronos Bio, Inc. 2017 Equity Incentive Plan (the "Plan"); and
WHEREAS, the Board of Directors deems it to be in the best interest of the Company to amend the Plan as more particularly set forth below.
NOW, THEREFORE, the Plan shall be amended as follows:
1.The second sentence of Section 6(b)(i) of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:
Subject to Section 14 of the Plan regarding capitalization adjustments, the maximum aggregate number of shares of Stock reserved and available for Awards under the Plan is 1,500,000 (the "Share Reserve").
IN WITNESS WHEREOF, the undersigned representative of the Company certifies that the foregoing First Amendment of the Plan was duly adopted by the Board of Directors.

KRONOS BIO, INC.

By:	/s/ David M. Tanen
Name: David M. Tanen
Title: Corporate Secretary

SECOND AMENDMENT
OF THE KRONOS BIO, INC.
2017 EQUITY INCENTIVE PLAN
THIS SECOND AMENDMENT of the Kronos Bio, Inc. 2017 Equity Incentive Plan is dated as of May 1, 2018.
WHEREAS, the Board of Directors of Kronos Bio, Inc. (the "Company") has adopted and the stockholders of the Company have approved the Kronos Bio, Inc. 2017 Equity Incentive Plan (the "Plan"); and
WHEREAS, the Board of Directors deems it to be in the best interest of the Company to amend the Plan as more particularly set forth below.
NOW, THEREFORE, the Plan shall be amended as follows:
1.The second sentence of Section 6(b)(i) of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:
Subject to Section 14 of the Plan regarding capitalization adjustments, the maximum aggregate number of shares of Stock reserved and available for Awards under the Plan is 2,250,000 (the "Share Reserve").
IN WITNESS WHEREOF, the undersigned representative of the Company certifies that the foregoing First Amendment of the Plan was duly adopted by the Board of Directors.

KRONOS BIO, INC.

By:	/s/ David M. Tanen
Name: David M. Tanen
Title: Corporate Secretary

THIRD AMENDMENT
OF THE KRONOS BIO, INC.
2017 EQUITY INCENTIVE PLAN
THIS THIRD AMENDMENT of the Kronos Bio, Inc. 2017 Equity Incentive Plan is dated as of May 1, 2018.
WHEREAS, the Board of Directors of Kronos Bio, Inc. (the "Company") has adopted and the stockholders of the Company have approved the Kronos Bio, Inc. 2017 Equity Incentive Plan (the "Plan"); and
WHEREAS, the Board of Directors deems it to be in the best interest of the Company to amend the Plan as more particularly set forth below.
NOW, THEREFORE, the Plan shall be amended as follows:
1.The second sentence of Section 6(b)(i) of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:
Subject to Section 14 of the Plan regarding capitalization adjustments, the maximum aggregate number of shares of Stock reserved and available for Awards under the Plan is 3,500,000 (the "Share Reserve").
IN WITNESS WHEREOF, the undersigned representative of the Company certifies that the foregoing First Amendment of the Plan was duly adopted by the Board of Directors.

KRONOS BIO, INC.

By:	/s/ David M. Tanen
Name: David M. Tanen
Title: Corporate Secretary

[INCENTIVE] [NON STATUTORY] STOCK OPTION AGREEMENT
KRONOS BIO, INC.
2017 EQUITY INCENTIVE PLAN
THIS [INCENTIVE] [NON STATUTORY] STOCK OPTION AGREEMENT (this “Agreement”) made and effective as of [DATE], 2017 (the “Effective Date”) is entered into by and between KRONOS BIO, INC., a Delaware corporation (the “Company”), and [NAME] (“Participant”).
W I T N E S S E T H:
WHEREAS, Participant on the date hereof is the [TITLE] of the Company; and
WHEREAS, the Company wishes to grant an [incentive] [non-statutory] stock option to Participant to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Company’s 2017 Equity Incentive Plan (the “Plan”); and
WHEREAS, the Administrator of the Plan has authorized the grant of an [incentive] [non-statutory] stock option to Participant and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is [PRICE] per share; and
WHEREAS, this option shall be “early exercisable”.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
1.Grant of Option. The Company hereby grants to Participant the right and option (the “Option”) to purchase all or a portion of an aggregate of [NUMBER] shares of Common Stock (the “Option Shares”) at a per share price of [PRICE] (the “Exercise Price”) on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 14 of the Plan. This Option is intended to be an [incentive] [non-statutory] stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, to the extent permitted under Code Section 422(d).
2.Duration and Exercisability; Vesting.
(a)The term during which this Option may be exercised shall terminate on the date that is 10 years from the Initial Grant Date (the “Expiration Date”), except to the extent a shorter term is provided for below. This Option shall be immediately exercisable with respect to one hundred percent (100%) of the Option Shares and receive restricted shares of common stock of the Company (the “Restricted Shares”); provided, however, that the Restricted Shares will be subject to vesting in accordance with the schedule described in this Section 1(b) and, subject to Section 3 below, upon termination of the Participant’s continuous service with the Company (whether as an employee, director or consultant), the Company shall have the right to repurchase any Restricted Shares that have not vested as of such termination (“Unvested Shares”) at a price equal to the Exercise Price per Option Share (the “Repurchase Right”) as set forth in Section 3 below.
(b)Subject to the provisions of Section 4 below, the Option Shares, or Restricted Shares, as applicable, shall vest, and the Repurchase Right shall lapse as follows:
1

(i)Twenty five percent (25%) of the Option Shares shall vest upon [DATE], 2018 (the “Initial Vesting Date”); and thereafter
(ii)the Option Shares shall vest upon or be deemed vested in 36 equal monthly installments as of the last calendar day of each month beginning on [DATE].
3.Repurchase Right.
(a)Exercise of Repurchase Right.  At any time within 90 days after the Participant’s Termination, the Company, or its assignee, may elect to repurchase all or any portion of the Unvested Shares by giving the Participant written notice of exercise of the Repurchase Right (the “Repurchase Notice”). The Repurchase Notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected (the “Repurchase Date”), such date to be not more than 30 days after the date of the Repurchase Notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Company or its assignee on the closing date specified for the repurchase in the Repurchase Notice.
(b)Calculation of Repurchase Price for Unvested Shares.  The Company or its assignee shall have the option to repurchase from the Participant (or from the Participant’s personal representative as the case may be) all or any portion of the Unvested Shares at an aggregate repurchase price (the “Repurchase Price”) equal to the lesser of (i) the fair market value of such Unvested Shares as of the date of repurchase or (ii) the Exercise Price per share applicable to such Unvested Shares multiplied by the number of Unvested Shares to be repurchased.
(c)Payment of Repurchase Price.  The Repurchase Price shall be paid in cash by check or wire transfer to the Participant on the Repurchase Date, upon the Company’s or its assignee’s receipt of the stock certificates representing the Unvested Shares to be repurchased.
4.Termination.
(a)Subject to Sections 4(b), (c) and (d) below, unless otherwise expressly provided for in a definitive employment agreement between the Company and the Participant, in the event that the Participant’s employment is terminated, then upon such termination the vesting applicable to all unvested Option Shares shall cease immediately and the Participant shall have a period of 90 days to exercise the Option with respect to any and all vested Option Shares, after which time the Option shall expire.
(b)If Participant’s position with the Company is terminated because of Participant’s permanent disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the date that is 180 days from such termination, and (ii) the expiration date of this Option stated in Paragraph 2 above. During such period following the termination of Participant’s position with the Company, this Option shall be exercisable only to the extent the Option was vested upon the date of such termination, but had not previously been exercised. To the extent this Option was not vested upon the date of such termination, or if Participant does not exercise the Option within the time specified in this Paragraph 4(b), all rights of Participant under this Option shall be forfeited.
(c)In the event of Participant’s death, this Option shall terminate on the earlier of (i) the close of business on the date that is 180 days from the date of Participant’s death, and (ii) the
2

expiration date of this Option stated in Paragraph 2 above. During such period following Participant’s death, this Option may be exercised by the person or persons to whom Participant’s rights under this Option shall have passed by Participant’s will or by the laws of descent and distribution only to the extent the Option was vested upon the date of Participant’s death, but had not previously been exercised. To the extent this Option was not vested upon the date of Participant’s death, or if such person or persons fail to exercise this Option within the time specified in this Paragraph 4(c), all rights under this Option shall be forfeited.
(d)In the event that the Participant’s position with the Company is terminated at any time beginning on the day that is 90 days prior to the effective date of a Change of Control (as defined below) (the “Trigger Date”) and ending on the date that is 12 months following the Trigger Date, then all unvested Option Shares shall immediately vest in full and the Option will remain exercisable for a period of 90 calendar days following the date of such termination, after which time the Option shall expire.
5.Manner of Exercise.
(a)General. The Option may be exercised only by Participant (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering to the Company at its principal office within the option period the Option Exercise Notice attached hereto as Appendix A (the “Notice”). The Notice shall be signed by the Participant and shall state the number of Option Shares as to which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price for all Option Shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such Notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the Option Shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised Option Shares any number of times during the option period as provided herein, provided, however, that this Option may not be exercised for a fraction of a share. A partial exercise of this Option will be deemed to cover first vested Option Shares, and then the earliest vesting installment of unvested Option Shares.
(b)Form of Payment. Subject to the approval of the Administrator, payment of the option price by Participant shall be in the form of wire transfer, personal check, or certified check, or any combination thereof.
(c)Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Participant shall be recorded on the stock transfer books of the Company as the owner of the Option Shares purchased; provided, however, that the Company shall place a notation on the Company’s stock transfer records that the Option Shares are subject to the Company’s Repurchase Right and other transfer restrictions as set forth in this Agreement. The Company may also place a legend on such certificates describing the Company’s Repurchase Right and other transfer restrictions set forth in this Agreement. Subject to the terms and conditions of the Plan, the Participant shall have all the rights of a shareholder with respect to the Option Shares during the period in which the Option Shares are subject to the Company’s Repurchase Right and other transfer restrictions, including without limitation, the right to vote the Option Shares and receive all dividends attributable to the Option Shares.
6.Escrow of Unvested Stock. As security for Participant’s faithful performance of the terms of this Agreement and to insure the availability for delivery of the Unvested Shares upon exercise of the Repurchase Right, Participant agrees, at the closing of any exercise of this Option and the purchase of any
3

Unvested Shares, to deliver to and deposit with the Secretary of the Company or the Secretary’s designee (“Escrow Agent”), as Escrow Agent, a certificate or certificates evidencing all of the Restricted Shares subject to the Repurchase Right. The Escrow Agent is hereby appointed to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Restricted Shares as are in accordance with the terms of this Agreement. The Company and Participant agree that Escrow Agent will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Agent is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Agent under this Agreement. Escrow Agent may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Restricted Shares will be released from escrow upon termination of the Repurchase Right.
7.Miscellaneous.
(a)Employment or Other Relationship; Rights as Shareholder. This Agreement shall not confer on Participant any right with respect to the continuance of employment or any other relationship with the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such relationship. Participant shall have no rights as a shareholder with respect to the Option Shares until such Option Shares have been issued to Participant upon exercise of this Option and the Repurchase Right with respect to such Option Shares has lapsed. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such Option Shares are issued, except as provided in Section 14 of the Plan.
(b)Securities Law Compliance. The Participant agrees that, until such time as the Option Shares are registered and freely tradable under applicable state and federal securities laws, all Option Shares issued to Participant upon exercise of this Option shall be held for Participant’s own account without a view to any further distribution thereof, that the certificates for such Option Shares shall bear an appropriate legend to that effect and that such Option Shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.
(c)Mergers, Recapitalizations, Stock Splits, Etc. Except as otherwise specifically provided in a written agreement between the Participant and the Company, pursuant and subject to Section 14 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant’s rights with respect to any unexercised portion of the Option; provided, however, that Participant shall not have “preemptive” rights.
(d)Shares Reserved. The Company shall at all times during the Option Term reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.
(e)Withholding Taxes. To permit the Company to comply with all applicable federal and state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that, if necessary, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state
4

law. Subject to such rules as the Administrator may adopt, the Administrator may, in its sole discretion, permit Participant to satisfy such withholding tax obligations, in whole or in part (i) by delivering shares of Common Stock, or (ii) by electing to have the Company withhold shares of Common Stock otherwise issuable to Participant, in either case having a Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law, equal to the minimum amount required to be withheld for tax purposes. Participant’s request to deliver shares or to have shares withheld for purposes of such withholding tax obligations shall be made on or before the date that triggers such obligations or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Participant’s request shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3 or any successor provision, as then in effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, if applicable.
(f)Section 83(b) Election. Participant understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount paid for the Restricted Shares upon exercise of this Option and the Fair Market Value of the Common Stock as of the date any restrictions on the Restricted Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Restricted Shares pursuant to the Repurchase Right set forth above. Participant understands that Participant may elect to be taxed at the time the Common Stock is purchased, rather than when and as the Repurchase Right expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within thirty (30) days of the date of purchase. Even if the fair market value of the Common Stock at the time of the execution of this Agreement equals the amount paid for the Common Stock, the 83(b) Election must be made to avoid income under Section 83(a) in the future. Participant understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Participant. Participant further understands that Participant must file an additional copy of such 83(b) Election with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Participant acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Common Stock hereunder, and does not purport to be complete. Participant further acknowledges that the Company has directed Participant to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Participant may reside, and the tax consequences of Participant’s death. Participant assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Common Stock.
(g)Non-transferability. During the lifetime of Participant, the Option shall be exercisable only by Participant or by the Participant’s guardian or other legal representative, and shall not be assignable or transferable by Participant, in whole or in part, other than by will or by the laws of descent and distribution.
(h)2017 Equity Incentive Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. All defined terms of the Plan shall have the same meaning when used in this Agreement. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as otherwise provided herein or in the Plan.
(i)Lock-up Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with
5

the Securities Act of 1933, as amended (the “Securities Act”), and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this Option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s). Participant further agrees to execute such other documents as may be requested by the underwriter(s) in order to evidence such lock-up agreement.
(j)Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and it is determined that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, and such determination is affirmed by the Board of Directors, unless the Board of Directors determines otherwise, and subject to the mutual agreement of the Company and Participant regarding the form of payment of the option price by Participant, (i) the exercisability of this Option and the date on which this Option must be exercised shall be accelerated, provided that the Company agrees to give Participant 15 days’ prior written notice of such acceleration, and (ii) any portion of this Option or any other option granted to Participant pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering shall be canceled.
(k)Accounting Compliance. Participant agrees that if a transaction subject to Rule 145 of the Securities Act occurs, and Participant is an “affiliate” of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.
(l)Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 7(a) and Paragraphs 7(g) through 7(i) of this Agreement; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable Paragraph 7(a) or Paragraphs 7(g) through 7(i).
(m)Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Participant and any successor or successors of the Participant.
(n)Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to its principles of conflicts of laws.
(o)Participant Representations. The Participant hereby represents and warrants that the Participant has reviewed with his own tax advisors the federal, state, and local tax consequences of the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representation of the Company or any of its agents. The Participant understands that she will be solely responsible for any tax liability that may result to her as a result of the transactions contemplated by this Agreement.
6

(p)Notices. All notices and other communications provided in this Agreement will be in writing and will be deemed to have been duly given when received by the party to whom it is directed at the following addresses:

If to the Company: Kronos Bio, Inc. 689 5th Avenue, 12th Floor New York, NY 10022	If to the Participant: [NAME] [ADDRESS]

[Signature Page Follows]
7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

KRONOS BIO, INC.		PARTICIPANT

By:		By:
Name:	David M. Tanen	Name:
Title:	Corporate Secretary	Date:
Date:
8

Appendix A
KRONOS BIO, INC.
2017 EQUITY INCENTIVE PLAN
NOTICE OF OPTION EXERCISE
Attention:  Plan Administrator
1.Exercise of Option. The undersigned holds an option (the “Option”) to purchase shares of common stock of Kronos Bio, Inc., a Delaware corporation (the “Company”). This Notice of Option Exercise constitutes notice pursuant to Section 4 of the Option that the undersigned hereby elects to exercise the Option and purchase the number of shares set forth below.

Type of Option (check one):	 Incentive	 Non-Qualified
Date of Grant:
Number of Shares as to which Option is Exercised:
Per Share Exercise Price:	$
Total Exercise Price:	$
Certificates to be Issued in Name of:
Cash Payment Delivered Herewith:	$

2.Representations of Participant.
1.Participant acknowledges that Participant has received, read and understood the Plan and the Option and agrees to abide by and be bound by their respective terms and conditions.
2.Participant acknowledges that the shares of Common Stock being acquired upon exercise of the Option (the “Shares”) have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be resold in the absence of an effective registration statement covering the resale of the Shares or an exemption therefrom.
3.Participant represent that the Shares are being acquired for investment a purposes and not with a view to, or any arrangements or understandings regarding, any subsequent distributions.
4.[Participant understands that, in addition to any other limitation on transfer created by applicable securities laws, Participant may not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares while any then-Unvested Shares are subject to the Repurchase Right (each as defined in the Option). After any Shares have been released from the Repurchase Right, Participant shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares except in compliance with the provisions herein and applicable securities laws.]
1

5.Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal laws:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE WITHOUT THE EXPRESS WRITTEN CONSENT OF KRONOS BIO, INC., (THE "COMPANY") AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.
[THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN AN OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.]
6.Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Act and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or contract to sell or grant any option to buy or otherwise dispose of any or all of the Shares, Participant agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of any Shares without the prior written consent of the underwriter(s) or its representative(s).

PARTICIPANT
By:
Name:
Address:

Date:

ACCEPTED:
KRONOS BIO, INC.
By:
Name:
Title:
Date:
2

KRONOS BIO, INC.
NOTICE OF EXERCISE
(for early exercise of options only)
Kronos Bio, Inc.
1300 S. El Camino Real, Suite 300
San Mateo, CA 94402
Date of Exercise: _______________
1.NOTICE OF EXERCISE.
(a)This constitutes notice to Kronos Bio, Inc. (the “Company”) under the stock option described below that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Non-statutory ☐
Stock option dated:	_______________	_______________
Number of Shares as to which option is exercised:	_______________	_______________
Certificates to be issued in name of:	_______________	_______________
Total exercise price:	$______________	$______________
Cash payment delivered herewith:	$______________	$______________
(b)By this exercise, I agree (i) to provide such additional documents as the Company may require pursuant to the terms of the 2019 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within 15 days after the date of any disposition of any of the Shares issued upon exercise of this Option that occurs within two years after the date of grant of this option or within one year after such Shares are issued upon exercise of this option.
(c)I further agree that this Notice of Exercise may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
2.REPRESENTATIONS AND WARRANTIES. I hereby make the following representations and warranties with respect to the number of Shares listed above, which are being acquired by me for my own account upon exercise of the option as set forth above:
(a)I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws. I further acknowledge that there is not now, nor may there ever be, a market for the sale of the Shares.
(b)I agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares except as permitted in compliance with the provisions of the Notice of Option Grant, the

Notice of Exercise, the Option Terms and Conditions and applicable securities laws. Furthermore, any shares for this the Unvested Shares (as defined in Section 3) shall be subject to the Repurchase Right and any right of first refusal in favor of the Company or its assignees that may be contained in the Company’s Bylaws. The Company shall not be required (i) to transfer on its books any shares of the Unvested Shares which shall have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.
(c)I further acknowledge and agree that, except for such information, if any, as may be required to be delivered to me by the Company pursuant to the option or the Plan, I will have no right to receive any information from the Company by virtue of the grant of the Option or the purchase of shares of Common Stock through exercise of the Option, ownership of such Shares, or as a result of my being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, I hereby waive all inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company or the Company’s capital stock (the “Inspection Rights”). I hereby covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.
(d)I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, the Shares may be subject to certain transfer restrictions during the Lock-Up Period as provided in Section 8 of the Option Terms and Conditions. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.
3.REPURCHASE RIGHT.
(a)I recognize, acknowledge and agree that any and all Shares received upon exercise of the Option that have not vested as of the Date of Exercise (as set forth above) shall be subject to the Company’s Repurchase Right (defined below) and shall be referred to in this Notice of Exercise as “Unvested Shares”.
(b)I recognize, acknowledge and agree that the Company’s Repurchase Right shall lapse in accordance with the Vesting Schedule set forth on the Stock Option Grant Notice.
(c)At any time within 90 days after the date on which you are no longer employed by or provide service to the Company, the Company, or its assignee, may elect to repurchase all or any portion of the Unvested Shares (the “Repurchase Right”) by giving you written notice of exercise of the Repurchase Right (the “Repurchase Notice”). The Repurchase Notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected (the “Repurchase Date”), such date to be not more than 30 days after the date of the Repurchase Notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Company or its assignee on the closing date specified for the repurchase in the Repurchase Notice.
2

(d)The Company or its assignee shall have the option to repurchase all or any portion of the Unvested Shares at an aggregate repurchase price (the “Repurchase Price”) equal to the lesser of (i) the fair market value of such Unvested Shares as of the date of repurchase or (ii) the Exercise Price per share applicable to such Unvested Shares multiplied by the number of Unvested Shares to be repurchased.
(e)The Repurchase Price shall be paid to you in cash by check or wire transfer on the Repurchase Date, upon the Company’s or its assignee’s receipt of the stock certificates representing the Unvested Shares to be repurchased.
4.RESTRICTIVE LEGENDS.  Transferee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Restricted Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws (in addition to any other legend which may be required by other agreements between the parties hereto):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE WITHOUT THE EXPRESS WRITTEN CONSENT OF KRONOS BIO, INC., (THE "COMPANY") AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN AN OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
3

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws.

Very truly yours,

(Signature)

Name (Please Print)

Address of Record:

Email:
4

KRONOS BIO, INC.
2017 EQUITY INCENTIVE PLAN
RESTRICTED STOCK GRANT NOTICE
Kronos Bio, Inc. (the “Company”), pursuant to Section 11 of the Company’s 2017 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Award for the number of shares of the Company’s Common Stock (the “Restricted Stock”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this notice of grant (this “Restricted Stock Grant Notice”) and in the Plan and the Restricted Stock Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan shall control unless explicitly otherwise provided.

Participant:
ID:
Date of Grant:
Grant Number:
Vesting Commencement Date:
Number of Restricted Stock shares:
Vesting Schedule:  (i) [_________] shares of Restricted Stock shall be fully vested on the Vesting Commencement Date; (ii) [______] shares of Restricted Stock shall vest upon the first anniversary of the Vesting Commencement Date; and thereafter, (iii) [_____] shares of Restricted Stock shall vest in 36 substantially equal monthly installments on the last business day of each calendar month
Additional Terms and Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Grant Notice, the Award Agreement, and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of the Common Stock pursuant to the Award specified above and supersede all prior oral and written agreements on the terms of this Award with the exception, if applicable, of (i) the written employment agreement, offer letter or other written agreement entered into between the Company and Participant specifying the terms that should govern this specific Award, and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law.
[All unvested Restricted Stock shall become one hundred percent (100%) vested upon the consummation of a Change of Control (as defined in the Plan) that occurs at any time prior to the date that the Company becomes a public reporting company.]
[Following such time as the Company becomes a public reporting company, all unvested Restricted Stock shall vest immediately in the event that Participant’s Continuous Service is terminated without Cause or by Participant for Good Reason (as defined in that certain Employment Letter between Participant and the Company dated [DATE] (the “Employment Letter”), in either case, at any time beginning on the date that is 90 days prior to the effective date of a Change of Control (as defined in the Plan) and ending on the date that is 12 months following the Change of Control (or after the Outside Date, as defined in the Employment Letter, if for Good Reason).]

By accepting this Award, Participant acknowledges having received and read this Restricted Stock Grant Notice, the Award Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. Participant consents to receive Plan documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

KRONOS BIO, INC.		PARTICIPANT

By:
	Signature	Signature

Name:		Name:

Title:		Date:

Date:
ATTACHMENTS:      Award Agreement and 2017 Equity Incentive Plan

KRONOS BIO, INC.
2017 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
Pursuant to the Restricted Stock Grant Notice (the “Grant Notice”) and this Restricted Stock Award Agreement (the “Award Agreement”) and in consideration of your services, Kronos Bio, Inc. (the “Company”) has awarded you (“Participant”) a Restricted Stock Award (the “Award”) pursuant to Section 11 of the Company’s 2017 Equity Incentive Plan (the “Plan”) for the number of shares of Restricted Stock indicated in the Grant Notice. Capitalized terms not explicitly defined in this Award Agreement or the Grant Notice shall have the same meanings given to them in the Plan. The terms of your Award, in addition to those set forth in the Grant Notice, are as follows.
1.GRANT OF THE AWARD. Subject to the terms of this Award Agreement, the Grant Notice and the Plan, the Company hereby grants to Participant an Award with respect to the number of shares of Restricted Stock of the Company set forth on the Grant Notice.
2.VESTING. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the Vesting Schedule and the Additional Terms and Acknowledgements provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the shares of Restricted Stock that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock.
3.NUMBER OF SHARES. The number of shares of Restricted Stock subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. Any additional Restricted Stock, cash or other property that becomes subject to the Award pursuant to this Section 3 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other shares of Restricted Stock covered by your Award. Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock shall be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share.
4.TRANSFER RESTRICTIONS. Prior to the time that shares of Restricted Stock have become vested pursuant to Section 2 hereof, you may not transfer, pledge, sell or otherwise dispose of this Award or the Restricted Stock issuable in respect of your Award, except as expressly provided in this Section 4. For example, you may not use any shares of unvested Restricted Stock as security for a loan. The restrictions on transfer set forth herein will lapse with respect to any and all shares of Restricted Stock that have vested. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to
1

this Award Agreement. In the absence of such a designation, your legal representative will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.
(a)Death. Your Award is transferable by will and by the laws of descent and distribution. At your death, vesting of your Award will cease and your executor or administrator of your estate shall be entitled to receive, on behalf of your estate, any Common Stock or other consideration that vested but was not issued before your death.
(b)Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your Award and Restricted Stock pursuant to a domestic relations order or marital settlement agreement that contains the information required by the Company to effectuate the transfer.
5.DIVIDENDS AND VOTING RIGHTS. Participant shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited following termination of your Continuous Service with the Company.
6.STOCK CERTIFICATES.
(a)Book Entry Form. The Company shall issue the shares of Restricted Stock subject to the Award either: (a) in certificate form as provided in Section 6(b) below; or (b) in book entry form, registered in the name of the Participant with notations regarding the applicable restrictions on transfer imposed under this Award Agreement.
(b)Certificates to be Held by Company; Legend. Any certificates representing shares of Restricted Stock that may be delivered to the Participant by the Company prior to vesting shall be redelivered to the Company to be held by the Company until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear appropriate restrictive legends, including the following legend:
“THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY AND ANY INTEREST HEREIN IS , AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND KRONOS BIO, Inc. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF KRONOS BIO, INC.”
(c)Delivery of Certificates Upon Vesting. Promptly after the vesting of any shares of Restricted Stock pursuant to Section 2 hereof, the Company shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Participant a certificate or certificates evidencing the number of shares of Restricted Stock which have vested. The Participant (or the beneficiary or personal
2

representative of the Participant in the event of the Participant’s death or disability, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may determine to be necessary or reasonably advisable in order to ensure compliance with applicable laws with respect to the grant of the Award and deliver of shares of Common Stock in respect thereof. The shares so delivered shall no longer be restricted shares hereunder.
7.EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Award Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.
8.AWARD NOT A SERVICE CONTRACT.
(a)Nothing in this Award Agreement (including, but not limited to, the vesting of your Award or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan shall: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.
(b)The Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). Such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and (except to the extent specifically provided otherwise either in the Grant Notice or the Employment Letter) the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award. This Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and shall not interfere in any way with the Company’s right to conduct a reorganization.
9.TAX WITHHOLDING. The Company shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the vesting of any Restricted Stock. Alternatively, the Participant or other person in whom the Restricted Stock vests may irrevocably elect, in such manner and at such time or times prior to
3

any applicable tax date, to have the Company withhold and reacquire shares of Restricted Stock at their fair market value at the time of vesting to satisfy any withholding obligations of the Company or its Subsidiaries with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Administrator, as the Administrator may impose, and shall not be available if the Participant makes or has made an election pursuant to Section 83(b) of the Code with respect to such Award.
10.SECTION 83(B) ELECTION FOR RESTRICTED STOCK AWARD; INDEPENDENT TAX ADVICE.
(a)Under Section 83(a) of the Internal Revenue Code (the "Code"), the Participant will be taxed on the shares of Restricted Stock on the date such shares vest as set forth in Section 2 of this Award Agreement, based on the fair market value of such shares on such date, at ordinary income rates subject to payroll and withholding tax and tax reporting, as applicable.  For this purpose, the term "forfeiture restrictions" means the right of the Company to receive back any unvested Restricted Stock upon termination of Continuous Service. Under Section 83(b) of the Code, the Participant may elect to be taxed on the shares of Restricted Stock on the Grant Date, based upon their fair market value on such date, at ordinary income rates subject to payroll and withholding tax and tax reporting, rather than when and as the unvested shares of Restricted Stock become vested.  If Participant elects to accelerate the date on which he or she is taxed on the Restricted Stock under Section 83(b), an election (an "83(b) Election") to such effect must be filed with the Internal Revenue Service within 30 days from the Grant Date of the Award and applicable withholding taxes must be paid to the Company at that time.
(b)There are significant risks associated with the decision to make an 83(b) Election.  If the Participant makes an 83(b) Election and the unvested shares of Restricted Stock are subsequently forfeited to the Company, the Participant will not be entitled to recover the taxes paid by claiming a deduction for the ordinary income previously recognized as a result of the 83(b) Election.  If the Participant makes an 83(b) Election and the value of the unvested shares of Restricted Stock subsequently declines, the 83(b) Election may cause the Participant to recognize more compensation income than otherwise would have been the case.  Alternatively, if the value of the unvested shares of Restricted Stock increases and the Participant has not made an 83(b) Election, Participant may recognize more compensation income than otherwise would have been the case.
(c)The foregoing is only a summary of the federal income tax laws that apply to the Restricted Stock under this Award Agreement and does not purport to be complete.  The actual tax consequences of receiving or disposing of the Shares are complicated and depend, in part, on the Participant's specific situation and may also depend on the resolution of currently uncertain tax law and other variables not within the control of the Company.  THEREFORE, THE PARTICIPANT SHOULD SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE FEDERAL TAX LAW AND THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY TO WHICH THE PARTICIPANT IS SUBJECT.  By accepting this Agreement, Participant acknowledges and
4

agrees that he or she has either consulted with a competent tax advisor independent of the Company to obtain tax advice concerning the Restricted Stock in light of the Participant's specific situation or has had the opportunity to consult with such a tax advisor and has chosen not to do so.
(d)The form for making an 83(b) Election is available from the Company.  If the Participant determines to make an 83(b) Election, it is the Participant's responsibility to file such an election with the Internal Revenue Service within the 30-day period after the Grant Date, to deliver to the Company a signed copy of the 83(b) Election, to file an additional copy of such election form with the Participant's federal income tax return for the calendar year in which the Grant Date occurs and to pay applicable withholding taxes to the Company at that time.
11.NOTICES. Any notice or request required or permitted hereunder shall be given in writing to each of the other parties hereto and shall be deemed effectively given on the earlier of (i) the date of personal delivery, including delivery by express courier, or delivery via electronic means, or (ii) the date that is five (5) days after deposit in the United States Post Office (whether or not actually received by the addressee), by registered or certified mail with postage and fees prepaid, addressed at the following addresses, or at such other address(es) as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto:

COMPANY:	Kronos Bio, Inc. Attn: Corporate Counsel 1300 S. El Camino Real, Suite 300 San Mateo, CA 94402

PARTICIPANT:	Your address as on file with the Company at the time notice is given
12.HEADINGS. The headings of the Sections in this Award Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Award Agreement or to affect the meaning of this Award Agreement.
13.ADDITIONAL ACKNOWLEDGEMENTS. You hereby consent and acknowledge that:
(a)Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this Award Agreement and Grant Notice as a condition to participating in the Plan and receipt of this Award. This Award and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.
5

(b)The future value of your Award is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of this Award or diminution in value of this Award and you irrevocably release the Company, its Affiliates and, if applicable, your employer, if different from the Company, from any such claim that may arise.
(c)The rights and obligations of the Company under your Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.
(d)You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(e)You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.
(f)This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(g)All obligations of the Company under the Plan and this Award Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
14.GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
15.EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Award Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.
6

16.CHOICE OF LAW. The interpretation, performance and enforcement of this Award Agreement shall be governed by the law of the State of Delaware without regard to that state’s conflicts of laws rules.
17.SEVERABILITY. If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
18.AMENDMENT. This Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.
19.COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h) and without regard to any alternative definition thereunder), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the earlier of: (i) the fifth business day following your death, or (ii) the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).
* * * * *
7

This Award Agreement shall be deemed to be signed by the Company and the Participant upon the signing or electronic acceptance by the Participant of the Restricted Stock Grant Notice to which it is attached.
8